THE TRACKER CORPORATION OF AMERICA
                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                               DECEMBER 12, 2001

TO THE STOCKHOLDERS OF THE TRACKER CORPORATION OF AMERICA:

     Notice is hereby given that the Annual Meeting of Stockholders of The Tracker Corporation of America will be held at 3:00 p.m. (EDT) on Wednesday, December 12, 2001, at Grasset Fleisher at 116 Simcoe Street, Toronto, Ontario, Canada, M5H 4E2 (telephone number: 416-343-4969), for the following purposes:

     1. To elect two directors to serve on the Board of Directors of the Company for a term of three years;

     2. To ratify the election of J. L. Stephen Co., P.C. as the independent auditors of the Company for the fiscal year ending March 31, 2002;

     3. To consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock shares to 200,000,000 Shares;

     4. To consider and vote upon a proposal to amend Article II, Section 4 of the Bylaws of the Company to allow the holders of one-third of the capital stock issued and outstanding to constitute a quorum at all meetings of the stockholders for the transaction of business; and

     5. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on November 3, 2001 as the record date for the determination of stockholders entitled to receive notice of and vote at the meeting.

     We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

                                             By Order of the Board of Directors,



                                             Bruce I. Lewis
                                             Chief Executive Officer

Dated:  November 1, 2001

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                       THE TRACKER CORPORATION OF AMERICA

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 12, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Tracker Corporation of America for use at the Annual Meeting of Stockholders of the Company to be held at 3:00 p.m., local time, on Wednesday, December 12, 2001, at Grasset Fleisher at 116 Simcoe Street, Toronto, Ontario, Canada, M5H, (telephone number: 416-343-4969), and at any adjournment thereof. A stockholder giving the enclosed proxy may revoke it at any time before the vote is cast at the annual meeting by delivering to a Tracker officer either a written notice terminating the proxy's authority or a proxy bearing a later date, or by appearing in person and voting at the meeting. Shares of our common stock, $.001 par value, represented by a proxy will be voted in the manner directed by a stockholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and for the other proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to stockholders beginning on or about November 3, 2001, along with our Annual Report to Stockholders for the year ended March 31, 2001.

     Only stockholders of record at the close of business on November 3, 2001are entitled to receive notice of and vote at the meeting or at any adjournment thereof. As of November 3, 2001, there were 93,400,000 shares of our Common Stock outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

     The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

     Tracker will pay all expenses in connection with the solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of Tracker, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls. Our principal executive offices are located at 1120 Finch Avenue West, Suite 303, North York, Ontario M3J 3H8 Canada.

                              ELECTION OF DIRECTORS
                              (PROPOSAL #1 and #2)

     Our Bylaws provide that our directors shall be divided into three classes, as nearly equal in number as reasonably possible. Vacancies and newly created directorships resulting from an increase in the number of directors may be filled by the vote of a majority of the directors then in office. The directors so chosen will hold office until the next election of the class for which such directors shall have been chosen.

     Except for elections to fill vacancies created by the resignations of directors not otherwise filled by the vote of a majority of the directors then in office, directors elected at each annual meeting of stockholders will be of the same class as the directors whose terms expire at such annual meeting of stockholders, and shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders or until their successors are elected and shall qualify.

     Jay Stulberg, a current director, and David G.R. Butler, a current director, have been nominated for reelection to the Board of Directors for a three-year term that will expire at the annual meeting of stockholders in 2004. The person named as proxy in the enclosed form of proxy intends to vote the proxies received by us for the reelection of Mr. Stulberg and Mr. Butler, unless otherwise directed. Mr. Stulberg and Mr. Butler have indicated a willingness to serve. If, however, Mr. Stulberg and Mr. Butler are not candidates at the meeting, which is not presently anticipated, the proxy named in the enclosed form of proxy may vote for a substitute nominee in his discretion.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE 2001 ANNUAL MEETING IS REQUIRED FOR THE REELECTION OF MR. STULBERG AND MR. BUTLER. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MR. STULBERG AND MR. BUTLER.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information regarding the beneficial ownership of the common stock as of November 3, 2001 by:

     o Each person known to us to own beneficially more than 5% of our total voting stock;
     o The CEO and the other executive officers named in the summary compensation table;
     o    Each of our directors; and
     o    All of our directors and officers as a group.

     Except as otherwise indicated below, to our knowledge all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law. The common stock is our only outstanding class of equity securities. As of November 3, 2001, there were approximately 365 record holders of common stock. Percentage of ownership is based upon 93,400,000 issued and outstanding shares of common stock beneficially owned on November 3, 2001, including current exercisable warrants to purchase 1,250,000 shares of common stock, current exercisable options to purchase 40,000 shares of common stock, currently exercisable options to purchase 2,688,578 shares of common stock, currently exercisable options to purchase 200,000 shares reserved under an option issued to Toda Corporation Limited for financial consulting services.

Beneficial Owner and Address                As of November 3, 2001   Percentage
-------------------------------------------------------------------------------
Bruce I. Lewis, Chief Executive Officer          4,571,829(1)           4.89%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

Jay S. Stulberg, Chief Financial Officer         3,224,289(2)           3.45%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

H. Joseph Greenberg, M.D., Director                  6,667(3)          <0.01%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

David G. R. Butler, Director                         6,667(3)          <0.01%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

Carl J. Corcoran, Director                           6,667(3)          <0.01%
1120 Finch Avenue West, Suite 303
North York, Ontario, Canada M3J 3H7

Executive Officers and Directors as a group,     7,816,119(3)           8.37%
Including those named above (five persons)

     (1) Number of shares includes the option to purchase 1,444,289 shares of common stock. Furthermore, Mr. Lewis has pledged 600,000 shares of common stock and the option to purchase an additional 1,244,289 shares of common stock as security to the bridge financing notes.
     (2) Number of shares includes the option to purchase 1,644,289 shares of common stock
     (3) Number of shares includes the currently exercisable option to purchase 6,667 shares of common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

     Information regarding our Board of Directors, including Bruce I. Lewis and Carl J. Corcoran, is set forth below:

NAME                      AGE               POSITION
------------------------  ----  -----------------------------------------------

Bruce I. Lewis*           61    Chief  Executive  Officer and  Chairman of the
                                Board of  Directors

Jay S. Stulberg           51    President,  Chief  Operating  Officer,  Chief
                                Financial Officer and Director

Dr. H. Joseph Greenberg   78    Director

Carl J. Corcoran*         74    Director

David G.R. Butler         65    Director
---------------------
*Nominee.

     Bruce I. Lewis has been the Chairman of the Board of Directors (for a term expiring at this 2003 annual meeting of Stockholders) and our Chief Executive Officer since June 30, 1994, and President of the Company from August 12, 1995 to December 22, 1998. He is nominated to serve as a director for a term expiring at the 2003 annual meeting of Stockholders. For the period from 1980 through May 1990, Mr. Lewis was President and a Director of Albert Berg Limited and its subsidiaries. Albert Berg was petitioned into bankruptcy by its creditors in May 1990. From June 1988 to August 1990, he served as the Chief Executive Officer of Cape Breton Chemical Corporation, a start-up PVC flexible stretch wrap manufacturer. From May 1990 through May 1993, Mr. Lewis was also a consultant to various companies in the areas of management and acquisition financing. From May 1993 until its dissolution in February 1998, Mr. Lewis served as the Chief Executive Officer and Chairman of the Board of Directors of Tracker Canada. From November 1997 to December 22, 1998, Mr. Lewis served as interim Chief Financial Officer of The Company.

     Jay S. Stulberg has been our President, Chief Operating Officer and Chief Financial Officer and a Director since December 22, 1998 for the term expiring at the 2001 annual meeting of stockholders. Since February 1998, Mr. Stulberg has been the sole shareholder, director and officer of Global Tracker Corp. Since approximately 1984, Mr. Stulberg has served on the Board of Directors of two privately held family holding companies. From 1992 to 1994, Mr. Stulberg served as the Controller (i.e., the Senior Financial Officer) of Enershare Technology Corp. From 1994 to mid-1996, Mr. Stulberg served as the Group Controller of Algorithmics, Inc.

     H. Joseph Greenberg has been a Director since December 22, 1998 for a present term expiring at the 2002 annual meeting of Stockholders. Dr. Greenberg has engaged in the practice of medicine since his graduation from medical school in 1952. He has been a director of Genevest, Inc. since 1993.

     Carl J. Corcoran has been a Director since December 22, 1998 for a term expiring at this 2003 annual meeting of stockholders. He is nominated to serve as a director for a term expiring at the 2003 annual meeting of Stockholders. Mr. Corcoran was employed by IBM Corporation in various capacities from 1951 to 1988, including General Manager of Operations of IBM Japan and President of IBM Canada. Mr. Corcoran is currently an officer and director of several family-held businesses, including Corcair Farms, Ltd., CorProperties, Inc., Cor Source Water Corporation, Corcorvest Corporation and CJC Bottling, Ltd. He is also a director of the Accessible Software Corporation, a publicly traded corporation, and A.A.B. Building Systems, Inc., a private company.

     David G. R. Butler has been a Director since December 22, 1998 for a term expiring at the 2001 annual meeting of stockholders. Mr. Butler is the chief executive officer and sole shareholder of Holiday Breaks International, Inc., which offers stay-free hotel accommodations to companies as sales and marketing incentives; MF Incentives, Inc., which offers travel coupons as sales incentives for manufacturers' products; and Newfound Communications, Inc., which offers premium incentive promotions. From 1978 until its sale in 1994, Mr. Butler was the sole shareholder and chief executive officer of Marshall Fenn Limited, a public relations and advertising agency. At Marshall Fenn, Mr. Butler established several affiliated enterprises referred to as the Marshall Fenn Group of Companies, including Holiday Breaks International, Inc., MF Incentives, Inc., and Newfound Communications, Inc.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management

     We have entered into employment agreements containing severance arrangements with certain executive officers. These agreements provide for compensation payments under certain circumstances to each officer through the remainder of the term of the agreements. Our certificate of incorporation and bylaws provide for indemnification of all directors and officers. In addition, each director nominee, when elected, will enter into separate indemnification agreements with us.

     We have agreed with certain state regulatory authorities that so long as our securities are registered in such states, we will not make loans to our officers, directors, employees, or principal stockholders. This does not include loans made in the ordinary course of business, such as travel advances, expense account advances, relocation advances, or reasonable salary advances.

     Furthermore, all future transactions with our executive officers, directors, employees, 5% stockholders and affiliates will be subject to the approval of a majority of the independent, disinterested members of the board of directors. Such future transactions must be for bona fide business purposes on terms that are no less favorable to us than those that could be negotiated with unaffiliated parties.

Global Tracker

     In February 1998, Global Tracker acquired substantially all of the assets of Tracker Canada in a bankruptcy proceeding. Jay S. Stulberg, our Chief Financial Officer and Director, is the sole shareholder, officer and Director of Global Tracker. Following the bankruptcy proceeding, Global Tracker made the assets formerly owned by Tracker Canada available to us in order to permit us to carry on Tracker Canada's business Under a license agreement with Global Tracker, we will pay Global Tracker a 12% gross royalty on our sales.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors currently has four committees. The entire Board is responsible for the size and composition of the Board and for recommending nominees to serve on the Board.

The Executive Committee comprises of Messrs. Lewis and Stulberg and is responsible for:

     o    supervising our day-to-day operations
     o    strategic planning
     o    recruiting outside directors.

The Audit Committee is comprised of Messrs. Butler and Stulberg and is responsible for:

     o    reviewing and recommending the engagement of our independent auditors
     o consulting with the independent auditors on the adequacy of internal controls
     o    reviewing the auditors' reports on our financial statements
     o The Board of Directors has not adopted a written charter for the audit committee

The Ethics Committee is comprised of Mr. Corcoran and Dr. Greenberg and is responsible for:

     o    reviewing corporate policies and procedures
     o    insuring the dissemination of material information to all key managers

The Compensation Committee is comprised of Messrs. Butler and Corcoran and is responsible for:

     o    determining the compensation of our senior officers
     o reviewing recommendations by management as to the compensation of other officers and key personnel
     o    reviewing management's succession program
     o    administer the stock incentive plan

     During the fiscal year ended March 31, 2001, the Board of Directors met one time. Messrs. Lewis, Stulberg, Corcoran and Greenberg attended this meeting of the Board of Directors.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Named Executive Officers

     The following table provides certain information concerning the compensation earned by our Chief Executive Officer and other then-executive officers who received compensation in excess of $100,000 for services rendered in all capacities to us for the most recent three fiscal years.


                                               SUMMARY COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------------
                                                                        Long-Term Compensation
                                                                ---------------------------------------
                                    Annual Compensation                    Awards             Payouts
                                 ------------------------------ --------------------------- -----------
                                                                 Restricted    Securities
                                                                   Stock      Under-Lying     LTIP        All Other
Name and then-            Fiscal Salary    Bonus      Other       Award(s)    Options/SARs   Payouts     Compensation
Principal Position         Year    ($)      ($)       ($)(1)        ($)           (#)          ($)           ($)
------------------------- ------ -------- --------- ----------- ------------- ------------- ----------- -------------
Bruce I. Lewis, CEO        2001  45,000                 10,000     130,000
------------------------- ------ -------- --------- ----------- ------------- ------------- ----------- -------------
                           2000  30,000                 10,000     145,000         600,000
------------------------- ------ -------- --------- ----------- ------------- ------------- ----------- -------------
                           1999       0                 10,000     175,000       2,488,578
------------------------- ------ -------- --------- ----------- ------------- ------------- ----------- -------------
Jay S. Stulberg,
President, COO  & CFO      2001  36,950                 10,000     138,050
------------------------- ------ -------- --------- ----------- ------------- ------------- ----------- -------------

                           2000  36,250                 10,000      88,750        600,000
------------------------- ------ -------- --------- ----------- ------------- ------------- ----------- -------------
                           1999  40,000                 10,000      85,000       2,488,578
------------------------- ------ -------- --------- ----------- ------------- ------------- ----------- -------------
(1) Automobile Allowance


----------------------------------------------------------------------------------------------------------------------


                                  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                                  FY-END OPTION/SAR VALUES

-------------------------------------------------------------------------------------------------------------------------
                                                                                                   Value of Unexercised
                                                                     Number of Securities              In-The-Money
                                     Shares                         Underlying Unexercised        Options/SARs At FY-End
             Name                  Acquired On        Value        Options/SARs At FY-End (#)       ($) Exercisable/
              (a)                 Exercise (#)      Realized      Exercisable/ Unexercisable           Unexercisable
                                       (b)             (c)                   (d)                           (e)
-------------------------------- ---------------- -------------- ----------------------------- --------------------------
Bruce I. Lewis                      1,444,289          NIL           1,244,289/1,600,000                  NIL
-------------------------------- ---------------- -------------- ----------------------------- --------------------------
Jay S. Stulberg                     1,244,289          NIL            1,444,289/400,000                   NIL
-------------------------------- ---------------- -------------- ----------------------------- --------------------------

Employment Contracts, Termination of Employment and Change of Control

     Bruce Lewis

     On December 18, 1998, we entered into an employment agreement with Mr. Lewis, pursuant to which Mr. Lewis serves as our Chief Executive Officer. The agreement provides for an annual base salary of $175,000, with increases of $37,500 each year based upon certain performance criteria beginning April 1, 2000, a maximum automobile allowance of $10,000 and eligibility for discretionary bonuses.

     The initial term for Mr. Lewis' agreement is three years with one-year renewal terms thereafter, and provides for the payment of a relocation allowance equal to the lesser of the actual relocation expenses or $25,000 per each occurrence. The agreement provides that Mr. Lewis is entitled to participate in any stock option, stock purchase, annual bonus, pension, profit sharing, life insurance and medical benefit plans and such other fringe benefits that may be applicable to our senior executive employees.

     If Mr. Lewis' employment is terminated for cause or if he terminates for any reason, he will be entitled to compensation through the date of termination. If, prior to a change of control, employment is terminated due to his death or disability, by us other than for cause or by him for good reason, he is entitled to receive all compensation through the date of termination. He also receives the continuation of base salary for the greater of one year or the remainder of the term of the agreement. In addition, we will maintain for 12 months, or through the date he obtains alternative employment, whichever is earlier, his participation in our employee benefit plans in which he was eligible to participate immediately before termination to the extent permissible under such plans. He will also have the right to exercise all vested stock options outstanding at the termination date in accordance with the plans governing those options. We will use our best efforts to remove the restrictions from any restricted stock held by him at termination. If his employment is terminated after a change of control, either by the executive for good reason or by us without cause, he will receive all the benefits he would have received for such a termination prior to a change of control. All unvested stock options held by him shall become immediately fully vested. Payments made in conjunction with a change of control are limited to an amount that will not result in either a loss of our income tax deduction under Internal Revenue Code.

     Jay Stulberg

     On December 18, 1998, we entered into an employment agreement with Mr. Stulberg, pursuant to which Mr. Stulberg serves as our President, Chief Operating Officer and Chief Financial Officer and Secretary. The agreement provides for an annual base salary of $125,000, with increases of $37,500 each year based upon certain performance criteria beginning April 1, 2000, a maximum automobile allowance of $10,000 and eligibility for discretionary bonuses.

     The initial term of Mr. Stulberg's agreement is three years with one-year renewal terms thereafter, and provides for the payment of a relocation allowance equal to the lesser of the actual relocation expenses or $25,000 per each occurrence. The agreement provides that Mr. Stulberg is entitled to participate in any stock option, stock purchase, annual bonus, pension, profit sharing, life insurance and medical benefit plans and such other fringe benefits that may be applicable to our senior executive employees.

     If Mr. Stulberg's employment is terminated for cause or if he terminates for any reason, he will be entitled to compensation through the date of termination. If, prior to a change of control, employment is terminated due to his death or disability, by us other than for cause or by him for good reason, he is entitled to receive all compensation through the date of termination. He also receives the continuation of base salary for the greater of one year or the remainder of the term of the agreement. In addition, we will maintain for 12 months, or through the date he obtains alternative employment, whichever is earlier, his participation in our employee benefit plans in which he was eligible to participate immediately before termination to the extent permissible under such plans. He will also have the right to exercise all vested stock options outstanding at the termination date in accordance with the plans governing those options. We will use our best efforts to remove the restrictions from any restricted stock held by him at termination. If his employment is terminated after a change of control, either by the executive for good reason or by us without cause, he will receive all the benefits he would have received for such a termination prior to a change of control. All unvested stock options held by him shall become immediately fully vested. Payments made in conjunction with a change of control are limited to an amount that will not result in either a loss of our income tax deduction under Internal Revenue Code.

Compensation of Directors

     Non-employee directors are paid $500 for attendance at each meeting of the board of directors or a committee meeting. Non-employee directors also receive an annual retainer of $10,000. In addition, non-employee directors are eligible to receive options to purchase shares of our common stock.

     Under our 1999 Director Option Plan, each non-employee director is automatically granted an option to purchase 5,000 shares of common stock upon election. If the non-employee director is elected Chairman of the Board, the director is granted an option to purchase 10,000 shares of common stock. On every anniversary of initial election or appointment, each eligible director is automatically granted a nonqualified option to purchase an additional 5,000 shares of common stock (10,000 shares if Chairman of the Board). The plan provides that options granted to non-employee directors have a maximum term of ten years and are exercisable ratably in annual installments over three years. All options granted to non-employee directors vest immediately upon a change of control. The exercise price of options granted pursuant to such automatic grants is reduced to a price 25% below the average trading price of our common stock for the 30 days immediately prior to the grant date. On December 22, 1999, we granted options to purchase 5,000 shares of our common stock at an exercise price of $0.098 per share to each Joseph Greenberg, David Butler and Carl Corcoran.

                      RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL #3)

     J. L. Stephan Co., P.C. has agreed to stand for re-election as the Company's independent auditors for the fiscal year ending March 31, 2002, and the Board recommends that this appointment be ratified. J. L. Stephan Co., P.C. has no relationship with us other than that arising from its employment as independent auditors.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK REPRESENTED AT THE 2001 ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF J. L. STEPHEN CO., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2002. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                                  (PROPOSAL #4)

     The Board of Directors has recommended to the Stockholders the adoption of an amendment to the Company's Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A (the "Amendment") to increase the number of authorized shares of the Company's Common Stock to 200,000,000. The Amendment would not change the relative rights and limitations of the Company's capital stock.

     The current Certificate of Incorporation authorizes the Board of Directors to issue 93,400,000 shares of the Company's Common Stock, $.001 par value; 100,000 shares of Class B voting common stock, par value $0.00000007 per share and 6,500,000 shares of preferred stock, par value $0.001 per share. As of October 29, 2001, the Company had 93,400,000 shares of Company Common Stock issued and outstanding.

     The purpose of the proposed increase in the number of authorized shares of the Company's Common Stock is to assure that an adequate supply of authorized but unissued shares is available for issuance in connection with general corporate needs, including without limitation making acquisitions through the issuance of the Company's Common Stock or permitting issuances under the Company's Plan, or any successor or other employee benefit or stock option plan. The additional authorized shares of the Company's Common Stock could also be used for raising additional capital for the operations of the Company and financing acquisitions. The Company does not currently have any final plans or arrangements to issue any additional shares of its Common Stock other than those described above as reserved for issuance. However, the Company anticipates that it will require additional capital in order to meet the needs for its strategic Canadian and United States roll-outs and otherwise implement its business plan in the manner contemplated. Accordingly, during the upcoming twelve months, the Company plans to seek additional equity financing to conduct such activities and management is attempting to obtain such financing. Although no assurance can be given that the necessary financing will be available to the Company when needed, in sufficient amounts, on acceptable terms, or at all, management believes it is likely that the Company will be able to obtain sufficient financing to support its operations during the next twelve months.

     If the stockholders approve the Amendment, the additional shares of the Company's Common Stock would be available for issuance generally without further action by the Stockholders. The availability of additional shares of the Company's Common Stock for issuance without the delay and expense of obtaining approval of the Stockholders at a special meeting would afford the Company greater flexibility in acting upon corporate matters and any proposed transactions. If the Amendment is approved by the Stockholders, any additional shares of the Company's Common Stock which are issued in the future will have the same rights and limitations as the Company's Common Stock currently outstanding or reserved for issuance.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK REPRESENTED AT THE 2001 ANNUAL MEETING IS REQUIRED TO RATIFY THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


                             AMENDMENT TO THE BYLAWS
                                  (PROPOSAL #5)

     The Board of Directors has recommended to the Stockholders the adoption of an amendment to the Company's Bylaws (Article II, Section 4), to allow the holders of one-third of the capital stock issued and outstanding to constitute a quorum at all meetings of the stockholders for the transaction of business. Currently, the holders of a majority of the capital stock issued and outstanding to constitute a quorum for meetings of stockholders.


THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK REPRESENTED AT THE 2001 ANNUAL MEETING IS REQUIRED TO RATIFY THE AMENDMENT TO THE BYLAWS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Any proposal by a stockholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 1120 Finch Avenue West, Suite 303, North York, Ontario M3J 3H8 Canada, not later than March 31, 2002. By Order of the Board of Directors,


Bruce I. Lewis, Chief Executive OfficerDated:  November 1, 2001


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



                    THE TRACKER CORPORATION OF AMERICA, INC.
                        1120 Finch Avenue West, Suite 303
                           North York, Ontario M3J 3H8
                                     Canada


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS that I, the undersigned stockholder of The Tracker Corporation of America, a Delaware corporation, do hereby nominate, constitute and appoint Bruce I. Lewis, my true and lawful attorney with full power of substitution for me and in my name, place and stead, to vote all of the capital stock of Tracker standing in my name on its books on Wednesday, November 3, 2001, at the Annual Meeting of its Stockholders to be held at Grasset Fleisher at 116 Simcoe Street, Toronto, Ontario, Canada, M5H 4E2 (telephone number: 416-343-4969)on Wednesday December 12, 2001 at 3:00 p.m. local time, or at any adjournment thereof.


1.   The reelection of Mr. Jay S. Stulberg as a Director.

         [ ]   FOR                  [ ]   AGAINST              [ ]  ABSTAIN


2.   The reelection of Mr. David G.R. Butler as a Director.


         [ ]   FOR                  [ ]   AGAINST              [ ]  ABSTAIN


3.   Ratification of Independent Auditors.


         [ ]   FOR                  [ ]   AGAINST              [ ]  ABSTAIN


4.   Amendment of Certificate of Incorporation

         [ ]   FOR                  [ ]   AGAINST              [ ]  ABSTAIN


5.   Amendment of Bylaws.


         [ ]   FOR                  [ ]   AGAINST              [ ]  ABSTAIN
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6.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.



     IF NO BOX IS MARKED WITH RESPECT TO ANY OF THE PROPOSALS ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS.


     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as you indicate below.

Number of Shares owned:


---------------------------   ------------------------------------------------
                                                Signature

                              Print Name:
                                         ------------------------------------
                                          (As registered on Stock Certificate)


                                          Signature if jointly held

                              Print Name:
                                         ------------------------------------
                                          (As registered on Stock Certificate)

                              Date: November ___, 2001



     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY ON OR BEFORE DECEMBER 11, 2001 BY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE OR VIA FACSIMILE TO (416) 343-4989, ATTENTION: BRUCE I. LEWIS


[ ] Please check if you plan on attending the Annual Meeting.




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